UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12640	13-3186040
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     Kaydon Corporation (the “Company”) hereby furnishes a press release, issued October 29, 2007, disclosing material non-public information regarding its results of operations for the third quarter ended September 29, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is also available on the Company’s website, which is www.kaydon.com.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On October 25, 2007, the Company’s Board of Directors (the “Board”) elected Mr. William K. Gerber as a director effective October 26, 2007, and named Mr. Gerber as its audit committee chairperson. A copy of the Company’s press release announcing such election is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     There are no arrangements or understandings between Mr. Gerber and any other persons pursuant to which he was elected to the Board. There are no transactions in which Mr. Gerber has an interest requiring disclosure under Item 404(a) of Regulation S-K.
     Pursuant to the Company’s 2003 Non-Employee Directors Equity Plan, in connection with his election to the Board, Mr. Gerber received an initial one-time grant, on October 26, 2007, of non-qualified stock options to purchase 5,000 shares of common stock of the Company. The stock options vest 20% per year for five years subject to his continued service on the Board on the vesting date. The exercise price of the stock options will be the closing sale price of the Company’s common stock as reported on the New York Stock Exchange on October 26, 2007.

Item 8.01.	Other Events.
     On October 26, 2007, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders of Avon Bearings Corporation (“Avon”) pursuant to which the Company acquired all of Avon’s issued and outstanding capital stock for an aggregate purchase price of $55,000,000, subject to certain adjustments.
     The Purchase Agreement includes customary representations and warranties from the selling shareholders as to Avon’s business and assets. Subject to certain limitations, the Company will be entitled to seek cash damages from the selling shareholders for losses arising from any inaccuracy of any representation or warranty of the shareholders and other matters.
     A copy of the Company’s press release dated October 29, 2007 announcing the acquisition of Avon is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 29, 2007

99.2	Press Release dated October 29, 2007

99.3	Press Release dated October 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2007	KAYDON CORPORATION
	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2007

99.2	Press Release dated October 29, 2007

99.3	Press Release dated October 29, 2007